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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated September 27, 2007, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-147260) dated January 18, 2008 and related Prospectus of KGen Power Corporation for the registration of 55,476,784 shares of its common stock.

                      /s/ Ernst & Young LLP

Houston, Texas
January 18, 2008

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm